Property, Plant And Equipment	12 Months Ended
Dec. 31, 2018
Property, Plant And Equipment
Property, Plant And Equipment [Text Block]

NOTE 7. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is summarized as follows at December 31:

	Lives (years)	2018	2017
Land	-	$2,714	$1,630
Buildings and improvements	2-44	38,013	36,319
Central office equipment[1]	3-10	95,173	94,076
Cable, wiring and conduit	15-50	73,397	67,695
Satellites	14-17	2,961	2,967
Other equipment	3-20	93,782	90,017
Software	3-7	19,124	16,750
Under construction	-	5,526	4,045
		330,690	313,499
Accumulated depreciation and amortization		199,217	188,277
Property, plant and equipment - net		$131,473	$125,222
[1]	Includes certain network software.

Our depreciation expense was $20,102 in 2018, $19,761 in 2017 and $20,661 in 2016. Depreciation expense included amortization of software totaling $3,092 in 2018, $2,810 in 2017 and $2,362 in 2016.

During the fourth quarter of 2017, we determined that certain copper assets will not be necessary to support future network activity due to fiber deployment plans in particular markets. We recorded a noncash pre-tax charge of $2,883 to abandon these assets.

Certain facilities and equipment used in operations are leased under operating or capital leases. Rental expenses under operating leases were $5,296 for 2018, $4,953 for 2017 and $4,482 for 2016. At December 31, 2018, the future minimum rental payments under noncancelable operating leases for the years 2019 through 2023 were $4,361, $4,046, $3,558, $3,253 and $2,836, with $9,540 due thereafter. Certain real estate operating leases contain renewal options that may be exercised. At December 31, 2018, the future minimum rental payments under capital leases for the years 2019 through 2023 were $154, $130, $118, $124 and $124, with $1,261 due thereafter.